Note 8 - Subsequent Events	12 Months Ended
Jan. 31, 2013
Subsequent Events [Text Block]
NOTE 8 – SUBSEQUENT EVENTS

On February 11, 2013, the Company entered into a Memorandum of Understanding whereby a third party intends to acquire 100% of the Company’s interest in the Perth claims through the execution of a mining option purchase agreement. The third party has 60 days from February 11, 2013 to conduct its due diligence on the Perth Property. On April 5, 2013, the Company extended the Due Diligence period until May 11, 2013. The option agreement has a term of 48 months with semi-annual payments totaling $1,000,000 and accumulated expenditures to be incurred totalling $3,500,000. The claims are subject to a 1.5% royalty on the sales of minerals extracted.

Subsequent to January 31, 2013, the Company repriced 6,919,666 warrants from $0.50 to $0.10 and extended the expiration date from April 7, 2013 to April 7, 2014.